Exhibit 99.1

ABBOTT LABORATORIES

Debt Securities

Underwriting Agreement

November 6, 2007

To the Representatives of the

several Underwriters named in the

respective Pricing Agreements

hereinafter described.

Ladies and Gentlemen:

From time to time Abbott Laboratories, an Illinois corporation (the “Company”), proposes to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the “Indenture”) identified in such Pricing Agreement.

Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”).  The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives.  This Underwriting Agreement (this “Agreement”) shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities.  The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein.  Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefore.  The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities.  A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted.  The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-132104) relating to the Securities.  The Company proposes to file pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Designated Securities and reflecting the terms of the Designated Securities and plan of distribution arising from the Underwriting Agreement (the “Prospectus Supplement”).  The term “Registration Statement”, as used with respect to a particular issue of Designated Securities, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act as such section applies to the Company and the Underwriters for the Designated Securities pursuant to Rule 430B(f)(2) under the Securities Act (the “Effective Time”), including (i) all documents then filed as a part thereof or incorporated by reference or deemed to be incorporated by reference therein and (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B(f)(1) under the Securities Act, to be part of the Registration Statement at the Effective Time.  The term “Basic Prospectus” means the prospectus included in the Registration Statement exclusive of the Prospectus Supplement.  The term “Prospectus” means the Basic Prospectus together with the Prospectus Supplement in the form first used in the offering of the Designated Securities.  The term “Preliminary Prospectus” means a preliminary prospectus supplement specifically relating to the Designated Securities together with the Basic Prospectus.  The term “Permitted Free Writing Prospectus” as used herein means the documents relating to the Designated Securities attached as Schedule III to the Pricing Agreement for such Designated Securities.

In connection with the participation of the Underwriters in the offering of the Designated Securities pursuant to the terms hereof and the applicable Pricing Agreement, and in recognition of the arm’s length contractual relationship between the Underwriters and the Company created hereby and the applicable Pricing Agreement (including the arm’s length negotiation of the terms of the offering), the Company acknowledges and agrees that (i) the Underwriters are not acting as financial advisors or fiduciaries to the Company or as agents of the Company in any respect; (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any; and (iii) the Underwriters may have interests that differ from those of the Company.  In further recognition of such arm’s length contractual relationship and the limitations thereof, the Company hereby acknowledges and agrees that (a) no Underwriter is advising the Company as to any legal, tax, investment, accounting or regulatory matter and the Company shall consult with its own advisors concerning such matters, including conducting with such advisors its own independent analysis of such offering, and the Underwriters shall have no responsibility or liability to the Company with respect thereto; and (b) the Underwriters shall have no responsibility or liability to the Company in respect of any lawful arrangement they may have with other parties in connection with such offering, including arrangements that may be viewed as creating a potential or actual conflict of interest between the Company and any of the Underwriters.  The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of Designated Securities.

1.             Representations and Warranties.  The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)           (i) At the time of the initial filing of the Registration Statement, (ii) at the time of filing the most recent amendment thereto for purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Designated Securities in reliance on the exemption of Rule 163 and (iv) at the Effective Time, the Company was or is (as the case may be) a “well known seasoned issuer” as defined in Rule 405;

(b)           The Registration Statement relating to the Securities is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective within three years of the date hereof; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, Prospectus Supplement or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission.  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to the use of the automatic shelf registration statement form;

(c)           At the earliest time after the initial filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Designated Securities and at the Effective Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405;

(d)           The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(e)           (i)  The Registration Statement at the date of the first use of the Prospectus did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement at the date of the first use of the Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as of their respective dates, comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) at the Pricing Effective Time (as defined below), the General Disclosure Package (as defined below) did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iv) at the Time of Delivery (as defined below), the Prospectus as amended or supplemented and the Permitted Free Writing Prospectuses, if any, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(e) do not apply (A) to statements or omissions in the Registration Statement, the Prospectus or the Permitted Free Writing Prospectuses, if any, based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Trustee;

(f)            The Company has not used any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act, that it was required to file with the Commission or retain under Rule 433 other than a Permitted Free Writing Prospectus or used a Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Securities Act and otherwise in compliance with the Securities Act;

(g)           Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the consolidated capital stock or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

(h)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(i)            Each of the “Significant Subsidiaries” of the Company (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act) has been duly organized, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(j)            The Securities have been duly authorized and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered, will be entitled to the benefits provided by the Indenture and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(k)           The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due execution and delivery by the Trustee, constitutes and, at the Time of Delivery (as defined below) for such Designated Securities, will constitute, a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

(l)            The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the Restated Articles of Incorporation or By-Laws of the Company or (iii) result in a violation of any applicable law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, in any such case described in clause (i) or (iii) the effects of which would, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(m)          Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject (including, without limitation, any proceedings before the United States Food and Drug Administration or comparable Federal, state, local or foreign governmental bodies) that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(n)           Except as noted therein, the consolidated financial statements, and the related notes thereto, incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; and such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; the supporting schedules incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the pro forma financial information, and the related notes thereto, contained or incorporated by reference in the Registration Statement and the Prospectus fairly present in all material respects the information contained therein and have been prepared on a reasonable basis using reasonable assumptions and on a basis consistent with the segment accounting principles and policies of the Company reflected in such financial statements;

(o)           This Agreement has been, and the Pricing Agreement will be, duly authorized, executed and delivered by the Company;

(p)           The Company and its subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference;

(q)           The Company has established, maintains and will maintain disclosure controls and procedures (as defined in Rule 13a-14 of the Exchange Act) which are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder.  The Company has carried out and will carry out evaluations, under the supervision and with the participation of the Company’s management, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act; and

(r)            There is and has been no failure on the part of the Company or, to the best knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

2.             Agreements to Sell and Purchase.  Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.  The Underwriters agree that no contracts of sale may be entered into by the Underwriters in respect of the Designated Securities until the “Pricing Effective Time” specified in the Pricing Agreement.  The “Pricing Effective Time” shall occur and be confirmed by specification in the Pricing Agreement when the Preliminary Prospectus and the Permitted Free Writing Prospectuses, if any, shall be available for filing or electronic delivery to purchasers (such documents, together with the Basic Prospectus, in the aggregate, the “General Disclosure Package”).

3.             Payment and Delivery.  Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor, by wire transfer of Federal (same-day) funds to the account specified by the Company or certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Securities.

4.             Covenants.

(a)           The Company agrees with each of the Underwriters of any Designated Securities:

(i)            To prepare the Prospectus Supplement in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities that shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof, except that the Company may file with the Commission any report required under the Exchange Act; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus or any Permitted Free Writing Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

(ii)           Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(iii)          As soon as practicable on the Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters, without charge, with copies of the Prospectus and the Permitted Free Writing Prospectuses, if any, in New York City as amended or supplemented in such quantities as the Representatives reasonably request and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented or the Permitted Free Writing Prospectuses, if any, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or Permitted Free Writing Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or Permitted Free Writing Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each

Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus, Permitted Free Writing Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance;

(iv)          To pay the fees required by the Commission relating to the Designated Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r);

(v)           To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(vi)          During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than nine months after such Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

(vii)         During the period in which a prospectus is required to be delivered in connection with the offering or sale of the Designated Securities, the Company will not, without the prior written consent of the Representatives, make any offer relating to the Designated Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act, that is required to be filed with the Commission, other than a Permitted Free Writing Prospectus; and

(viii)        Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus, including any Permitted Free Writing Prospectus, and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(a)(ii) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any reasonable fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the

Financial Industry Regulatory Authority of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, Section 6 and Section 9 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

(b)           Each Underwriter of the Designated Securities agrees with the Company:

(i)            Such Underwriter has not made and will not make any offer relating to the Designated Securities that would constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act, other than a Permitted Free Writing Prospectus; and

(ii)           Such Underwriter will not enter into a contract of sale with any prospective purchaser of the Designated Securities until the General Disclosure Package has been conveyed (as such term is used in the Securities Act) to the prospective purchaser.

5.             Conditions to the Underwriters’ Obligations.  The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 4(a)(i) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)           Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)           Laura J. Schumacher, General Counsel of the Company (or such other person who shall be General Counsel of the Company at such Time of Delivery), shall have furnished to the Representatives her written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

(i)            The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Illinois, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(ii)           Each of the Significant Subsidiaries of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to be so qualified or in good standing would not, in the aggregate, have a material adverse effect upon the Company and its subsidiaries, taken as a whole;

(iii)          To the best of such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries; to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(iv)          This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

(v)           The Designated Securities have been duly authorized, executed, authenticated, issued and delivered; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented and in the Permitted Free Writing Prospectuses, if any;

(vi)          The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act;

(vii)         The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not (A) result in any violation of the provisions of the Restated Articles of Incorporation or the By-Laws of the

Company, nor, to the best of such counsel’s knowledge, either (B) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (C) result in any violation of any applicable law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, in any such case described in clause (B) or (C) the effects of which would, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole; and to the best of such counsel’s knowledge, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale by the Company of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement, such Pricing Agreement or the Indenture, except such as have been obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

(viii)        The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

(ix)           The Registration Statement at the date of the first use of the Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as of their respective dates, as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

In addition, such counsel shall state that she or members of her staff have participated in conferences with other officers and representatives of the Company, representatives of special counsel and the independent registered public accountants for the Company and the Underwriters and their representatives at which the contents of the Registration Statement, the General Disclosure Package and the Prospectus and related matters were discussed.  However, except as specifically noted above, such counsel is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus, or making any representation that she has independently verified or checked the accuracy, completeness or fairness of such statements.  Notwithstanding the foregoing, no facts have come to such counsel’s attention that would lead her to believe that (except for financial statements and schedules and other financial and related statistical data as to which such counsel expresses no belief) (i) the Registration Statement (or any post-effective amendment thereto), as of the last time it became effective preceding the time the applicable Pricing Agreement was entered into, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the General Disclosure Package as of the Pricing Effective Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus (or any amendment or supplement thereto), as of its date and as of the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Mayer Brown LLP, special counsel for the Company, or other outside counsel to the Company satisfactory to the Representatives, shall have furnished to the Representatives its written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

(i)            This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

(ii)           The Designated Securities have been duly authorized, executed, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented and in the Permitted Free Writing Prospectuses, if any;

(iii)          The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 3 hereof), assuming the Indenture has been duly authorized, executed and delivered by the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(iv)          The Registration Statement at the date of the first use of the Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as of their respective dates, as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial and related statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

In addition, such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent registered public accountants for the Company and the Underwriters and their representatives at which the contents of the Registration Statement, the General Disclosure Package and the Prospectus and related matters were discussed.  However, except as specifically noted above, such counsel is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus, or making any representation that it has independently verified or checked the accuracy, completeness or fairness of such statements.  Notwithstanding the foregoing, no facts have come to such counsel’s attention that have lead it to believe that (except for financial statements and schedules and other financial and related statistical data as to which such counsel expresses no belief) (i) the Registration Statement (or any post-effective amendment thereto), as of the last time it became effective preceding the time the applicable Pricing Agreement was entered into, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the General Disclosure Package as of the Pricing Effective Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus (or any amendment or supplement thereto), as of its date and as of the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)           On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request prior to execution of the Pricing Agreement and in form and substance satisfactory to the Representatives;

(f)            (i)  Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

(g)           On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred, nor shall any notice have been given of any intended or potential downgrading, in the rating accorded the Company, any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(h)           On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension of trading of the Company’s common shares by the Commission, the New York Stock Exchange or the Chicago Stock Exchange precipitated by the announcement by the Company of a material adverse event with respect to the Company’s business or financial position; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; or (v) the outbreak or escalation of hostilities or the occurrence of any other calamity or crisis or any material adverse change in financial markets, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus as amended and supplemented relating to the Designated Securities; and

(i)            The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (f) and (g) of this Section.

6.             Indemnity and Contribution

(a)           The Company will indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter (within the meaning of the Securities Act), from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, any Permitted Free Writing Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter, director, officer, employee or controlling person for any legal or other expenses reasonably incurred by such Underwriter, director, officer, employee or controlling person in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, any Permitted Free Writing Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities or in any Permitted Free Writing Prospectus; and, provided, further, that the foregoing indemnity agreement with respect to the Prospectus or any Permitted Free Writing Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, liability, claim, damage or expense purchased Securities, or any person controlling such Underwriter, if the Company provides a copy of an amendment or supplement to the Prospectus or to a Permitted Free Writing Prospectus as theretofore provided to such Underwriter by the Company (with notice that such amendment or supplement contains additional or different material information from that previously provided) sufficiently far enough in advance of the time of sale in order to enable such Underwriter to convey such amendment or supplement to the purchaser of the Securities, and such amendment or supplement (x) was not conveyed by or on behalf of such Underwriter to such person at or prior to the entry into the contract of sale of the Securities by such person, and (y) would have cured the defect giving rise to such loss, liability, claim, damage or expense.

(b)           Each Underwriter will indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any director, officer, employee or controlling person of the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, any Permitted Free Writing Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, any Permitted Free Writing Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and each Underwriter will reimburse the Company or any director, officer, employee or controlling person of the Company for any legal or other expenses reasonably incurred by the Company or such director, officer, employee or controlling person of the Company in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d)           If the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the

other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters.  The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.  The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e)           The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and employee of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

7.             Defaulting Underwriters.

(a)           If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein.  If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms.  In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b)           If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided, however, that in no event shall the principal amount of Designated Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 7 by an amount in excess of one-ninth of such principal amount of Designated Securities without the written consent of such Underwriter; provided, further, that nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 4(a)(viii) hereof and the indemnity and contribution agreements in Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

8.             Survival.  The indemnity and contribution provisions contained in Section 6 and the representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination of this Agreement, any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, officer, director or employee or any controlling person of any Underwriter, or by or on behalf of the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

9.             Termination; Liability.  If any Pricing Agreement shall be terminated pursuant to Section 7 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 4(a)(viii) and Section 6 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 4(a)(viii) and Section 6 hereof.

10.          Notices.  In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement:  Attention:  Secretary; provided, however, that any notice to an Underwriter pursuant to Section 6(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, which address will be supplied to the Company by the Representatives upon request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

11.          Successors.  This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 6 and Section 8 hereof, the officers, directors and employees of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement.  No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

12.          Timing.  Time shall be of the essence of each Pricing Agreement.  As used herein, “Business Day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

13.          Applicable Law.  THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

14.          Counterparts.  This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

15.          Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16.          Entire Agreement.  This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of Designated Securities, represent the entire agreement between the Company and each of the Underwriters with respect to the preparation of any Preliminary Prospectus, the Prospectus, the Permitted Free Writing Prospectus, the conduct of the offering and the purchase and sale of Designated Securities.

[Signature page follows]

Very truly yours,

ABBOTT LABORATORIES

By:	/s/ Robert E. Funck
Name: Robert E. Funck
Title: Vice President and Treasurer

ANNEX I

Pricing Agreement

[Representatives]
   As Representatives of the several
   Underwriters named in Schedule I hereto

, 2007

Ladies and Gentlemen:

Abbott Laboratories, an Illinois corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated                    , 2007 (the “Underwriting Agreement”), between the Company and the Representatives of the several Underwriters to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”).  Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement.  Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you.  Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.  The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement and the address of the Representatives referred to in such Section 10 are set forth at the end of Schedule II hereto.  The Permitted Free Writing Prospectuses relating to the Designated Securities are attached hereto as Schedule III.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in

Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us [One for the Issuer and each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,

Abbott Laboratories

By:
Name:
Title:

Accepted as of the date hereof:

[Representatives]

By:

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased

[Names(s) of Representatives(s)]	$

[Names of other Underwriters]

Total	$

SCHEDULE II

Title of Designated Securities:

[      %] [Floating Rate] [Zero Coupon] [Notes] [Debentures] due

Aggregate principal amount:

[$]

Pricing Effective Time:

[                    ], 2007

Price to Public:

% of the principal amount of the Designated Securities, plus accrued interest
from                to
[and accrued amortization, if any, from      to                                    ].

Purchase Price by Underwriters:

% of the principal amount of the Designated Securities, plus accrued interest
from                to
[and accrued amortization, if any, from
to                                       ].

Method of and specified funds for payment of purchase price:

[By certified or official bank check or checks, payable to the order of the Company in [[New York] Clearing House] [immediately available] funds]

[By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as Trustee

Maturity:

Interest Rate:

[  %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

[months and dates]

Redemption Provisions:

[No provisions for redemption]

[The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$]          or an integral multiple thereof,

[on or after              , at the following redemption prices (expressed in percentages of principal amount).  If [redeemed on or before              %, and if] redeemed during the 12-month period beginning

Year	Redemption Price

and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]
[on any interest payment date falling on or after                      ,      at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

[Restriction on refunding]

Sinking Fund Provisions:

[No sinking fund provisions]

[The Designated Securities are entitled to the benefit of a sinking fund to retire [$]       principal amount of Designated Securities on           in each of the years     through      at 100% of their principal amount plus accrued interest]  [, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$]     principal amount of Designated Securities in the years    through    at 100% of their principal amount plus accrued interest].

[if Designated Securities are extendable debt securities, insert ---

Extendable provisions:

Designated Securities are repayable on
[insert date and years], at the option of the holder, at their principal amount with accrued interest.  The initial annual interest rate will be    %, and thereafter the annual interest rate will be adjusted on           , and        to a rate not less than    % of the effective annual interest rate on U.S. Treasury obligations with    -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

[If Designated Securities are Floating Rate Debt Securities, insert ---

Floating rate provisions:

Initial annual interest rate will be     %
through     [and thereafter will be adjusted [monthly] on each            , and     ] [to an annual rate of   % above the average rate for   -year [month] [securities] issued by     and  [insert names of banks].] [and the annual interest rate [thereafter] [from    through    ] will be the interest yield equivalent of the weekly average per annum market discount rate for    -month Treasury bills plus   % of Interest Differential (the excess, if any, of (i) then current weekly

average per annum secondary market yield for   -month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate for   -month Treasury bills); [from    and thereafter the rate will be the then current interest yield equivalent plus   % of Interest Differential].]

Defeasance provisions:

Time of Delivery:

Closing Location for Delivery of Securities:

Names and addresses of Representatives:

Designated Representatives:

Address for Notices, etc.:

[Other Terms]•:

•    Set forth or reference to an attached description any particular tax, accounting or other unusual features of the Securities.

SCHEDULE III

1.             Each term sheet set forth in Schedule IV hereto.

[Additional Permitted Free Writing Prospectuses, if any]

SCHEDULE IV

TERM SHEET

Issuer:	Abbott Laboratories
Size:	$
Security Type:
Coupon:
Maturity:
Price:
Yield:
Spread:
Benchmark Treasury:
Treasury Spot:
Coupon Dates:
First Coupon:
Settlement:
Redemption Provisions:
Joint Bookrunning Managers:
Senior Co-Manager:
Co-Managers:
Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free [ • ].

ANNEX II

Accountants’ Letter

Pursuant to Section 5(e) of the Underwriting Agreement, the Company’s independent registered public accountants shall furnish letters to the effect that:

(i)            They are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder;

(ii)           In their opinion, the consolidated financial statements and any financial statement schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and they have made a review in accordance with standards established by the Public Company Accounting Oversight Board (United States) of the condensed consolidated interim financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the “Representatives”);

(iii)          The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company’s Annual Reports on Form 10-K for such fiscal years;

(iv)          They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

(v)           On the basis of performing the procedures specified by the Public Company Accounting Oversight Board (United States) for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the periods specified in such letter, and making inquiries of officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

(A)          the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modification should be made to those financial statements for them to be in conformity with generally accepted accounting principles; and

(B)           any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived.

(vi)          On the basis of limited procedures, not constituting an audit in accordance with auditing standards generally accepted in the United States, consisting of a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company since the date of the latest audited financial statements incorporated by reference in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A)          the unaudited consolidated financial statements were not stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Company’s Annual Report on Form 10-K for the most recent fiscal year, except for the adoption of any required accounting standard issued by the Financial Accounting Standards Board or any successor thereof as described in such letter;

(B)           there have been any changes in the consolidated common shares, net of treasury shares (other than incentive stock plan transactions or purchases of common shares authorized for purchase by the Board of Directors) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

(C)           there were any decreases in consolidated net sales or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(D)          any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

(vii)         On the basis of limited procedures, not constituting an audit in accordance with auditing standards generally accepted in the United States, consisting of inspection of the minute books of the Company since the date of the latest audited financial statements incorporated by reference in the Prospectus and inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures that may be specified in such letter, nothing came to their attention that caused them to believe that:

(A)          as of a specified date not more than four days prior to the date of such letter, there have been any changes in the consolidated common shares, net of treasury shares (other than incentive stock plan transactions or purchases of common shares authorized for purchase by the Board of Directors) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

(B)           for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (A) there were any decreases in consolidated net sales or consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(C)           In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) through (vii) above, they have carried out certain specified procedures, not constituting an audit in accordance with auditing standards generally accepted in the United States, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the

Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.